UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

HANCOCK JAFFE LABORATORIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Additional Information Regarding Hancock Jaffe Laboratories, Inc.’s Annual Meeting of Stockholders to be Held on September 15, 2020

Hancock Jaffe Laboratories, Inc. mailed to its stockholders the following letter along with an updated proxy card which replaces the proxy card filed with the company’s proxy statement filed with the Securities and Exchange Commission on August 12, 2020 and furnished to its stockholders in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on September 15, 2020.

Letter to Stockholders

Dear Hancock Jaffe Laboratories Stockholder,

Enclosed please find a revised proxy card which supersedes the proxy card previously sent to you. There is an additional voting item on this proxy card to match the number of agenda items set forth on the Notice of Meeting in the proxy statement.

Please refrain from voting the proxy card that you previously received and utilize the enclosed proxy card instead. If you have already voted the previous proxy card, we ask that you also vote the enclosed card so that your shares will be voted on all six agenda items.

There are no changes to the proxy statement you previously received. You may still refer to that statement to make your voting decision.

You may also vote your shares on the voting website at www.proxyvote.com.

Your vote remains extremely important, and we apologize for any inconvenience to you.

This supplement is being filed with the Securities and Exchange Commission on August 18, 2020 and will be mailed to stockholders on or before August 21, 2020.

This supplement should be read in conjunction with Hancock Jaffe Laboratories, Inc.’s proxy statement filed with the Securities and Exchange Commission on August 12, 2020.

HANCOCK JAFFE LABORATORIES, INC.
70 DOPPLER
IRVINE, CA 92618

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HJLI2020SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D22776-S06880

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HANCOCK JAFFE LABORATORIES, INC.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.	**For**	**Against**	**Abstain**
1. To approve an amendment to the Company's Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 200,000,000 shares from 50,000,000 to 250,000,000 shares;	☐	☐	☐
2. To approve an amendment to the Company's Certificate of Incorporation to reduce the vote required to amend, repeal, or adopt any provisions of the Company's Certificate of Incorporation from the approval of 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Company entitled to vote thereon to a majority of such shares;	☐	☐	☐
3. To effect a reverse stock split of the Company's common stock and voting rights of the Company's Series C preferred stock at a ratio of between one-for-five and one-for-twenty five, with such ratio to be determined at the sole discretion of the board of directors of the Company (the "Board") and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion;	☐	☐	☐
4. To approve if necessary, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance of more than 20% of the Company's issued and outstanding common stock in connection with the private placement of 4,205,406 shares of the Company's Series C Convertible Preferred Stock and unregistered warrants to purchase up to an aggregate of 6,078,125 shares of common stock;	☐	☐	☐
5. To approve if necessary, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance of more than 20% of the Company's issued and outstanding common stock in connection with the issuance of unregistered warrants to purchase up to an aggregate of 3,495,000 shares of common stock with respect to the waiver of certain rights of the purchaser signatories to those certain Securities Purchase Agreements, dated April 24, 2020, and June 1, 2020; and	☐	☐	☐
6. To approve the adjournment of the Special Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposals described above.	☐	☐	☐

NOTE: In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

D22777-S06880

HANCOCK JAFFE LABORATORIES, INC.
Special Meeting of Shareholders
Tuesday, September 15, 2020, 10:00 A.M. Pacific Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Robert Berman, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock and Preferred stock of HANCOCK JAFFE LABORATORIES, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/HJLI2020SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side